FCX Conference Call 1st Quarter 2022 Results April 21, 2022

Cautionary Statement Regarding Forward-Looking Statements This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as plans, projections, or expectations relating to business outlook, strategy, goals or targets; ore grades and milling rates; production and sales volumes; unit net cash costs; capital expenditures; operating costs; operating plans; cash flows; liquidity; PT-FI's financing, construction and completion of additional domestic smelting capacity in Indonesia in accordance with the terms of its special mining license (IUPK); FCX’s commitments to deliver responsibly produced copper, including plans to implement and validate all of its operating sites under the Copper Mark and to comply with other disclosure frameworks; execution of FCX's energy and climate strategies and the underlying assumptions and estimated impacts on FCX’s business related thereto; achievement of climate commitments and net zero aspirations; improvements in operating procedures and technology innovations; exploration efforts and results; development and production activities, rates and costs; future organic growth opportunities; tax rates; export quotas and duties; the impact of copper, gold and molybdenum price changes; the impact of deferred intercompany profits on earnings; mineral reserve and mineral resource estimates; final resolution of settlements associated with ongoing legal proceedings; and the ongoing implementation of FCX’s financial policy and future returns to shareholders, including dividend payments (base or variable) and share repurchases. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “could,” “to be,” “potential,” “assumptions,” “guidance,” “aspirations,” “future” and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration and payment of dividends (base or variable) and timing and amount of any share repurchases is at the discretion of the Board of Directors (Board) and management, respectively, and is subject to a number of factors, including maintaining FCX’s net debt target, capital availability, FCX’s financial results, cash requirements, business prospects, global economic conditions, changes in laws, contractual restrictions and other factors deemed relevant by the Board or management, as applicable. The share repurchase program may be modified, increased, suspended or terminated at any time at the Board’s discretion. FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, supply of and demand for, and prices of the commodities we produce, primarily copper; changes in FCX's cash requirements, financial position, financing or investment plans; changes in general market, economic, tax, regulatory or industry conditions, including as a result of Russia’s invasion of Ukraine; reductions in liquidity and access to capital; the ongoing COVID-19 pandemic and any future public health crisis; political and social risks; operational risks inherent in mining, with higher inherent risks in underground mining; fluctuations in price and availability of commodities purchased; constraints on supply, logistics and transportation services; mine sequencing; changes in mine plans or operational modifications, delays, deferrals or cancellations; production rates; timing of shipments; results of technical, economic or feasibility studies; potential inventory adjustments; potential impairment of long-lived mining assets; the potential effects of violence in Indonesia generally and in the province of Papua; the Indonesia government’s extension of PT-FI’s export license after March 19, 2023; satisfaction of requirements in accordance with PT-FI’s IUPK to extend mining rights from 2031 through 2041; the Indonesia government’s approval of a deferred schedule for completion of additional domestic smelting capacity in Indonesia; cybersecurity incidents; labor relations, including labor-related work stoppages and costs; the results of the human health assessment to evaluate the potential impacts of tailings and mining waste, and compliance with applicable environmental, health and safety laws and regulations; weather- and climate-related risks; environmental risks and litigation results; FCX’s ability to comply with its responsible production commitments under specific frameworks and any changes to such frameworks and other factors described in more detail under the heading “Risk Factors” in FCX’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the U.S. Securities and Exchange Commission (SEC). Investors are cautioned that many of the assumptions upon which FCX’s forward-looking statements are based are likely to change after the date the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs or technological solutions and innovation, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it undertakes no obligation to update any forward-looking statements, which speak only as of the date made, notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes. This presentation also includes forward-looking statements regarding mineral resources not included in proven and probable mineral reserves. A mineral resource, which includes measured, indicated and inferred mineral resources, is a concentration or occurrence of material of economic interest in or on the Earth’s crust in such form, grade or quality, and quantity that there are reasonable prospects for economic extraction. Such a deposit cannot qualify as recoverable proven and probable mineral reserves until legal and economic feasibility are confirmed based upon a comprehensive evaluation of development and operating costs, grades, recoveries and other material factors. This presentation also includes forward-looking statements regarding mineral potential, which includes exploration targets and mineral resources but will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Significant additional evaluation is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurances can be given that estimated mineral resources or estimated mineral potential not included in mineral reserves will become proven and probable mineral reserves. This presentation also contains financial measures such as unit net cash costs (credits) per pound of copper, net debt and adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), which are not recognized under U.S. generally accepted accounting principles (GAAP). As required by SEC Regulation G, FCX's calculation and reconciliation of unit net cash costs (credits) per pound of copper and reconciliation of amounts reported in FCX's consolidated financial statements to net debt are in the supplemental schedules of FCX’s 1Q22 press release, which is available on FCX's website, fcx.com. A reconciliation of amounts reported in FCX’s consolidated financial statements to adjusted EBITDA is included on slide 34. For forward-looking non-GAAP measures we are unable to provide a reconciliation to the most comparable GAAP financial measure because the information needed to reconcile these measures is dependent upon future events, many of which are outside of management’s control as described above. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with our accounting policies for future periods is extremely difficult and requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward-looking non-GAAP measures are estimated consistent with the relevant definitions and assumptions. 2

ELECTRIFYING THE FUTURE

1Q22 Highlights

FREEPORT
FOREMOST IN COPPER

- Continued strong execution of operating plans
  - Copper & gold sales 24-59% above 1Q21 actuals
  - Copper & gold sales 6-8% above January 2022 est.
  - 1Q unit net cash costs in line with January 2022 est.
  - Indonesia achieved unit net cash <u>credit of $0.06 per lb</u>
- Operating cash flow more than double capital spending
- Repurchased ~$1.1 bn in common stock since Board authorization
- Advancing organic growth initiatives
- Achieved the Copper Mark at Chino and Tyrone
  - Total of 9 sites validated to date
- Favorable operational and market outlook

Key Stats	Actual	January Estimate
Copper Sales (mm lbs)	1,024	970
Gold Sales (k ozs)	409	380
Unit Net Cash Costs ($/lb)	$1.33	$1.35

Copper Realization	Gold Realization
$4.66/lb	$1,920/oz


Cash Flows
($ bns)
Net Debt (3)
$1.7 (1)
Operating Cash Flow
$0.7 (2)
CAPEX
1Q22
$5.2
$1.3
1Q21
1Q22

(1) Includes working capital and other uses of $0.8 bn.
(2) Includes $0.4 bn for major projects and $0.1 bn for the Indonesia smelter projects.
(3) Net debt equals consolidated debt less consolidated cash. 1Q22 includes $0.6 bn in debt associated with the Indonesia smelter projects.
See Cautionary Statement.

3

2021 Sustainability Report Highlights 2021 Reports 4 • Clear strategy of being foremost in copper • Copper’s critical role in the clean energy transition • Premier copper portfolio of long-lived assets • Experienced team focused on value creation for all stakeholders • Accelerate the Future, Responsibly • Long-standing commitment to ESG programs • Focus on continuous improvement • Advancement of climate initiatives • Progress in validating all copper producing sites with the Copper Mark 2021 Annual Report Highlights

ELECTRIFYING THE FUTURE

Celebrating 55 years of Success in Indonesia

FREEPORT
FOREMOST IN COPPER

Impressive Past

Copper Production (bn lbs)	38.2
Gold Production (mm ozs)	54.2
Gross Revenues	~$112 Billion[(1)]




Grasberg
Ertsberg





55 TAHUN
FREEPORT INDONESIA
1967 - 2022


SAMUDERA PASIFIK
Grasberg Minerals District
LAUT ARAFURA

Robust Future

Remaining Copper Reserves (bn lbs)	32.2
Remaining Gold Reserves (mm ozs)	26.6
Future Gross Revenues	+$190 Billion[(2)]









(1) Based on average historical prices of $1.62/lb of Cu and $634/oz of Au.
(2) Future gross revenues of remaining reserves (2022e – 2041e) based on $4.50/lb Cu and $1,800/oz Au.
See Cautionary Statement.

5

6 • Responsible producer of scale • Strong cash flows & balance sheet • Long-lived reserves • Embedded growth options • Attractive capital allocation framework Fundamental Outlook is Positive Structural Deficits See Cautionary Statement. Rising Demand for Copper Copper Supply Scarcity • Remains very low on global exchanges TECHNOLOGY • Copper is the backbone of construction and urbanization globally • Copper is vital to energy efficiency; decarbonization is expected to drive intensity of copper use INFRASTRUCTURE INVENTORY • Advances in communications, AI applications, expanding connectivity and public health initiatives to benefit demand DECARBONIZATION • Approval rate has been slow in recent years • Longer lead times SUPPLY GAP • Estimated to ~6.4 Mt by 2032 (Wood Mackenzie) PROJECT PIPELINE

ELECTRIFYING THE FUTURE

1Q 2022 Operations Update

FREEPORT
FOREMOST IN COPPER



North America

Cu Sales: 381 mm lbs



South America

Cu Sales: 264 mm lbs



Indonesia

Cu Sales: 379 mm lbs
Au Sales: 406 k ozs

- Lone Star/Safford
  - Increasing rates to achieve incremental expansion to 300 mm lbs/annum
- Morenci
  - Mill restart achieved in March
  - Leach projects in focus
- Bagdad
  - Advancing studies and early works

- Cerro Verde - Peru
  - 1Q22 mill avg: 394k mt/d; 5% above 4Q rates
  - Mining rate impacted by COVID in Jan/Feb
  - ~400k mt/d expected for remainder of 2022
- El Abra - Chile
  - Operating rates have returned to pre-COVID-19 pandemic levels
  - Expect 30% increase in 2022 production vs. 2021

- Grasberg Underground
  - Sustained annual metal run rates
  - 5-year metal forecast largely unchanged; timing variances from mine sequencing
  - Advancing mill projects and dual-fuel power plant
  - Advancing Kucing Liar development

See Cautionary Statement.



7

8 Advancing New Leach Technologies Taking Leach to the Next Level South America 16% Other North America 34% Morenci 50% Copper in Leach Stockpiles Unrecoverable by Traditional Leach Methods 38 bn lbs Contained* * Copper from historical placements beyond assumed recovery estimates and is not included in mineral reserves and mineral resources. See Cautionary Statement. • Industry leader with long history of leach production • Internal and external initiatives to advance sulfide leaching technologies and to drive continuous recovery improvement • Data analytics providing new insights to drive additional value • Focused on traditional ores and ores that have been typically considered difficult to leach, like chalcopyrite • Leveraging both R&D and in-field trials at existing leach stockpiles and future opportunities to recover copper from below mill cut-off grade material • Success would enable utilization of latent tank house capacity with limited capital investment • Low carbon footprint

Future Growth Embedded in Existing Asset Base Provides Increased Leverage to Higher Copper Prices • Advancing sulfide leaching technologies • Targeting near-term increases of 100-200 mm lbs per annum • Double concentrator capacity • Commencing feasibility study, stakeholder engagement • Increasing confidence in commencing construction in 2023 for potential 2026 start-up • Commenced development of underground copper/gold reserves • Benefits from substantial shared infrastructure 9 • Near-term oxide expansions • Increasing exploration to define resource • Potential long-term sulfide investment • Large sulfide resource supports a major expansion opportunity • Preparations for submitting environmental impact statement and stakeholder engagement • Monitoring regulatory and fiscal matters New Leach Technologies Americas Bagdad Expansion Arizona Kucing Liar Grasberg District Indonesia El Abra Expansion Chile Lone Star Expansions Arizona

Annual Sales Profile April 2022 Estimate (1) Consolidated copper sales include 741 mm lbs in 2021, 834 mm lbs in 2022e, 1,453 mm lbs in 2023e and 1,409 mm lbs in 2024e for noncontrolling interests; excludes purchased copper. (2) Consolidated gold sales include 253k ozs in 2021, 304k ozs in 2022e, 765k ozs in 2023e and 820k ozs in 2024e for noncontrolling interests. e = estimate. See Cautionary Statement. 0 1 2 3 4 5 2021 2022e 2023e 2024e 3.8 4.25 4.45 4.2 0 1 2 2021 2022e 2023e 2024e 1.4 1.6 1.7 1.6 0 25 50 75 100 2021 2022e 2023e 2024e 82 80 80 80 (million ozs)(billion lbs)Copper Sales(1) Gold Sales(2) (million lbs)Molybdenum Sales 10

($ and ¢ per pound of copper) Jan. 2022e Guidance Price Assumptions $4.50 Cu / $1,800 Au / $19 Mo Impacts April 2022e Guidance Price Assumptions $4.75 Cu / $1,950 Au / $19 Mo Site Production & Delivery $1.95 +15¢* $2.10 By-product Credits (0.92) -8¢** (1.00) Treatment Charges 0.16 No Change 0.16 Royalties & Export Duties 0.16 +2¢ 0.18 Net Unit Cash Costs $1.35 $1.44 Reconciliation of 2022e Unit Net Cash Cost Guidance e = estimate. See Cautionary Statement. * ~75% of the impact on site production and delivery is attributable to higher energy prices, consumables and exchange rates in South America; the balance is attributable to volumes, labor support and capacity assurance projects ** Reflects higher gold volumes and price assumption for 2Q22e – 4Q22e 11 *** Support costs, taxes/fees, social costs & other 2022e Site Production Costs Breakdown Materials and Supplies 32% Labor 29% Energy 21% Other 12%*** Acid 6%

12 NOTE: EBITDA equals operating income plus depreciation, depletion and amortization. e = estimate. See Cautionary Statement. (1) U.S. Dollar Exchange Rates: 792 Chilean peso, 14,300 Indonesian rupiah, $0.72 Australian dollar, $1.10 Euro, 3.68 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts. $0 $5 $10 $15 $20 Cu $4.00/lb Cu $4.50/lb Cu $5.00/lb Average ’23e/’24e $0 $3 $6 $9 $12 $15 Cu $4.00/lb Cu $4.50/lb Cu $5.00/lb Average ’23e/’24e ($ in bns except copper, gold and molybdenum prices) Operating cash flow l Excludes working capital changes ($1,950/oz gold, $19/lb molybdenum) EBITDA l ($1,950/oz gold, $19/lb molybdenum) EBITDA and Cash Flow at Various Copper Prices Sensitivities Average ’23e/’24e (US$ in mms) EBITDA Operating Cash Flow Copper +/-$0.10/lb $330 Molybdenum +/-$1.00/lb $ 70 Gold +/-$50/oz $ 55 Currencies (1) +/-10% $170 Diesel +/-10% $ 80 Copper +/-$0.10/lb $425 Molybdenum +/-$1.00/lb $ 80 Gold +/-$50/oz $ 80 Currencies(1) +/-10% $240 Diesel +/-10% $110

ELECTRIFYING THE FUTURE

Consolidated Capital Expenditures
Excluding Indonesia Smelter Projects CAPEX (1)

FREEPORT
FOREMOST IN COPPER


($ in bns)
Net of Scheduled Contributions
$1.9
$1.7(2)
Major Projects
$1.3
Other
$0.6
$3.2
$3.0(2)
Planned
$1.3(3)
Discretionary
$0.6
$1.3
$3.0
Planned
$0.9(3)
Discretionary
$0.9
$1.2
2021
2022e
2023e



(1) See slide 14; Indonesia smelter projects to be funded with proceeds from PT-FI's *April 2022 notes offering and PT*-FI bank facilities.
(2) Net of scheduled contributions from PT Inalum for expansion capital spending that will be reflected in financing on the cash flow statement.
(3) Major projects include CAPEX associated with Grasberg underground development and supporting mill and power capital costs ($1.2 bn in 2022e and $0.7 bn in 2023e). For detail of discretionary spending see slide 27.

NOTE: Amounts include capitalized interest. Discretionary CAPEX and smelter spending will be excluded from the free cash flow calculation for purposes of the performance-based payout framework. e= estimate. See Cautionary Statement.

13

ELECTRIFYING THE FUTURE

Indonesia Downstream Processing Update

FREEPORT
FOREMOST IN COPPER

PT-FI's Downstream Commitment

- PT-FI committed in 2018 IUPK to construct 2 mm tpy in-country Cu concentrate processing capacity
  - Greenfield project expected to be completed as soon as feasible in 2024[(1)]
  - PT Smelting expansion expected to be completed by end of 2023

Preliminary Estimate of Spending on Greenfield Smelter and PMR to be shared 51% / 49% (PT Inalum/FCX) [(2)]

($ in bns)



$0.2
$1.4
$1.1
$0.4
2021
2022e
2023e
2024e

Financing to Support Downstream Commitment

- Completed $3 billion bond offering in April 2022
- Provides long-term funding for Indonesian smelter projects
- Average weighted cost of three tranches approximated 5.4%
  - 5-yr, 10-yr and 30-yr maturities[(3)]
- Achieved investment grade rating for PT-FI from two **international agencies (Moody's and Fitch)**
- Annual debt service cost expected to be essentially offset by phase out of export duty

NOTE: See slide 30 for additional details.

(1) Dependent on no further COVID-19-related disruptions.

(2) Capital spending on the greenfield smelter will be debt financed and will not be deducted from cash available for returns to FCX *shareholders. Excludes capitalized interest, owner's costs and commissioning.*

(3) $750 mm in 5-yr maturity (4.763%), $1,500 mm in 10-yr maturity (5.315%) and $750 mm in 30-yr maturity (6.2%)

e = estimate. See Cautionary Statement.

14

15 Solid Balance Sheet and Credit Metrics Net Debt / Adjusted EBITDA (3) $5.2 $1.3 ($ bns) Net Debt$ 0.9x 0.1x (1) Net debt equals consolidated debt less consolidated cash and cash equivalents. (2) Consolidated debt of $9.6 bn and consolidated cash of $8.3 bn. Debt includes $0.6 bn associated with the Indonesia smelter projects. (3) Trailing 12-months. See Cautionary Statement. (1) (2) Rated Investment Grade by Moody’s and Fitch 3/31/2021 3/31/2022

ELECTRIFYING THE FUTURE

Financial Policy

FREEPORT
FOREMOST IN COPPER

Strategic Objectives

- Maintain strong balance sheet
- Increase cash returns to stockholders
- Advance organic growth opportunities

Up to 50% Free Cash Flow[1] to Be Returned

To stockholders under performance-based payout framework

$0.60 Per Share in Dividends

Includes $0.30 per share annual base dividend and $0.30 per share variable dividend for 2022

Share Repurchase Program Scorecard as of April 20, 2022

Authorized	Repurchased	Remaining
$3.0 billion By Board in November 2021	~$1.1 billion Including $631 mm in 2022	~$1.9 billion

Shares Repurchased	Avg. Price	Shares Outstanding
26.8 million Including 14.1 mm in 2022	$41.69 per share 2022 avg. of $44.74/share	~1.45 billion As of April 20, 2022

Board will assess future cash returns at least annually based on performance

NOTE: Net Debt not to exceed $3 - $4 bn, excluding project debt for additional smelting capacity in Indonesia.

(1) Available cash flows generated after planned capital spending (excluding Indonesia smelter projects funded with debt and discretionary CAPEX) and distributions to noncontrolling interests.

See Cautionary Statement.

16

Responsible producer with proven track record Successful ramp-up of Grasberg underground mines Advancing future organic growth opportunities Increasing cash returns to shareholders Strong cash flow generation and balance sheet Favorable operational and market outlook Executing Clearly Defined Strategy Focused on Copper 17

18

Reference Slides

20 Copper – Metal of the Future Critical to Global Decarbonization Source: International Copper Association See Cautionary Statement. Freeport is strategically positioned as a leading copper producer. Intensity of Use is Increasing with Decarbonization More than 65% of the world’s copper is used in applications that deliver electricity Electric vehicles use up to four times more copper than internal combustion engines Copper consumption associated with electric vehicles and renewable energy technologies to grow rapidly Renewable energy technologies use four to five times more copper than fossil fuel power generation

• Assurance framework developed to demonstrate the copper industry’s responsible production practices and contribution to the United Nations Sustainable Development Goals • Producers participating in the Copper Mark are committed to adhering to internationally recognized responsible operating practices • Framework covers 32 issue areas across 5 ESG categories developed by the Responsible Minerals Initiative’s Risk Readiness Assessment • Requires third-party assurance of site performance and independent Copper Mark validation every three years • FCX is committed to achieving the Copper Mark at all of its copper producing sites • The Copper Mark is currently evaluating an extension of its framework to metals that are produced as a by-product of copper Recognition for Responsible Production The Copper Mark See Cautionary Statement. 21 AWARDED LETTER OF COMMITMENT PLANNED • Atlantic Copper smelter & refinery (Spain) • Bagdad mine (AZ) • Cerro Verde mine (Peru) • Chino mine (NM) • El Abra mine (Chile) • El Paso refinery (TX) • Miami mine & smelter (AZ) • Morenci mine (AZ) • Tyrone mine (NM) • Safford mine (AZ) • Sierrita mine (AZ) • PT-FI mine (Indonesia) COPPER MARK STATUS BY SITE: Note: Copper Mark status as of April 20, 2022

Financial Highlights Copper Consolidated Volumes (mm lbs) 1,024 825 Average Realization (per lb) $ 4.66 $ 3.94 Site Production & Delivery Costs (per lb) $ 2.03 $ 1.86 Unit Net Cash Costs (per lb) $ 1.33 $ 1.39 Gold Consolidated Volumes (000’s ozs) 409 258 Average Realization (per oz) $1,920 $1,713 Molybdenum Consolidated Volumes (mm lbs) 19 21 Average Realization (per lb) $19.30 $11.62 1Q22 (1) Includes working capital and other uses of $0.8 bn for 1Q22 and $0.3 bn for 1Q21. Revenues $ 6.6 $ 4.9 Net Income Attributable to Common Stock $ 1.5 $ 0.7 Diluted Net Income Per Share $ 1.04 $ 0.48 Operating Cash Flows $ 1.7 $ 1.1 Capital Expenditures $ 0.7 $ 0.4 Total Debt $ 9.6 $ 9.8 Consolidated Cash and Cash Equivalents $ 8.3 $ 4.6 (1) (in billions, except per share amounts) Sales Data Financial Results 1Q21 22

ELECTRIFYING THE FUTURE

1Q22 Mining Operating Summary

FREEPORT
FOREMOST IN COPPER

Sales From Mines for 1Q22 & 1Q21 by Region


North America
South America (2)
Indonesia (3)
381
308
Cu
mm lbs
1Q22
1Q21
19(1)
21(1)
Mo
mm lbs
1Q22
1Q21
264
259
1Q22
1Q21
379
258
1Q22
1Q21
406
256
Au
000 ozs
1Q22
1Q21

1Q22 Unit Net Cash Costs (per lb of Cu)

	North America	South America	Indonesia	Consolidated
Site Production & Delivery, excl. adjs.	$2.38	$2.43	$1.41	$2.03
By-product Credits	(0.34)	(0.43)	(2.17)	(1.04)
Treatment Charges	0.09	0.15	0.25	0.17
Royalties & Export Duties	-	0.01	0.45	0.17
Unit Net Cash Costs (Credits)	$2.13	$2.16	$(0.06)	$1.33

(1) Includes 7 mm lbs in 1Q22 and 5 mm lbs in 1Q21 from South America.
(2) Silver sales totaled 1.0 mm ozs in 1Q22 and 0.9 mm ozs in 1Q21.
(3) Silver sales totaled 1.6 mm ozs in 1Q22 and 1.2 mm ozs in 1Q21.
NOTE: For a reconciliation of unit net cash costs (credits) per pound to production and delivery costs applicable to sales reported *in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in the supplemental schedules of FCX's 1Q22 press release, which is available on FCX's website.*

23

2022e Operational Data 24 24 (1) (1) Includes molybdenum produced in South America. (2) Includes gold produced in North America. (3) Estimates assume average prices of $1,950/oz for gold and $19/lb for molybdenum for 2Q22e – 4Q22e. Quarterly unit costs will vary significantly with quarterly metal sales volumes. (4) Production costs include profit sharing in South America and severance taxes in North America. e = estimate. See Cautionary Statement. (per lb of Cu) Site Production & Delivery, excl. adjs.(4) $2.47 $2.45 $1.47 $2.10 By-product Credits (0.35) (0.37) (2.09) (1.00) Treatment Charges 0.10 0.14 0.24 0.16 Royalties & Export Duties - 0.01 0.48 0.18 Unit Net Cash Costs $2.22 $2.23 $0.10 $1.44 2022e Unit Net Cash Costs (3) 1,154 80 1,536 1,564 1.6 (2) North America IndonesiaSouth America by Region2022e Sales Mo mm lbs Cu mm lbs Au mm ozs North South America America Indonesia Consolidated

ELECTRIFYING THE FUTURE

2022e Outlook

FREEPORT
FOREMOST IN COPPER

Sales Outlook

- Copper: 4.25 billion lbs
- Gold: 1.6 million ozs
- Molybdenum: 80 million lbs

Unit Net Cash Cost of Copper

- Site prod. & delivery
  - 2022e: $2.10/lb
  - 2Q22e: $2.07/lb
- After by-product credits [1]
  - 2022e: $1.44/lb
  - 2Q22e: $1.41/lb

Operating Cash Flows [2]

- ~$8.6 billion[3] @ $4.75/lb copper for 2Q22e – 4Q22e
- Each 10¢/lb change in copper in 2Q22e – 4Q22e = $300 million impact

Capital Expenditures

- $3.2 billion [4] (excluding smelter[5])
  - $1.9 billion for major projects
  - $1.3 billion for other mining

(1) Assumes average prices of $1,950/oz gold and $19/lb molybdenum in 2Q22e – 4Q22e.
(2) Assumes average prices of $1,950/oz gold and $19/lb molybdenum in 2Q22e – 4Q22e; each $100/oz change in gold would have an approximate $80 mm impact and each $2/lb change in molybdenum would have an approximate $75 mm impact.
(3) Net of $0.9 billion of working capital and other uses.
(4) PT Inalum scheduled contributions in 2022e approximate $0.2 bn. Major projects CAPEX includes $1.3 bn for planned projects and $0.6 bn of discretionary projects.
(5) Indonesia smelter projects to be funded with proceeds from PT-*FI's April 2022 notes offering and PT*-FI bank facilities.
e = estimate. See Cautionary Statement.



25

26 2022e Quarterly Sales 0 200 400 600 800 1,000 1,200 1Q22 2Q22e 3Q22e 4Q22e 1,024 1,040 1,095 1,095 Note: Consolidated gold sales include 76k ozs in 1Q22, 76k ozs in 2Q22e, 76k ozs in 3Q22e and 76k ozs in 4Q22e for noncontrolling interests. e = estimate. See Cautionary Statement. Note: Consolidated copper sales include 194 mm lbs in 1Q22, 202 mm lbs in 2Q22e, 218 mm lbs in 3Q22e and 220 mm lbs in 4Q22e for noncontrolling interests; excludes purchased copper. 0 5 10 15 20 25 1Q22 2Q22e 3Q22e 4Q22e 19 21 20 20 0 100 200 300 400 500 1Q22 2Q22e 3Q22e 4Q22e 409 405 405 405 (million lbs)Copper Sales (thousand ozs)Gold Sales (million lbs)Molybdenum Sales

ELECTRIFYING THE FUTURE

Discretionary Capital Projects*

FREEPORT
FOREMOST IN COPPER

Kucing Liar

- Commenced long-term mine development activities
- Approximate 10-year development timeframe
- Sustain large-scale, low-cost Cu/Au production
- Capital investment: ~$400 mm/yr average (~$200 mm in 2022e)
- > 6 bn lbs copper & 5 mm ozs gold
  - ~ 600 mm lbs & 500K ozs per annum

Lone Star Oxide Expansion

- Low capital intensity investment
- Capital investment: ~$250 mm (~$100 mm in 2022e)
- Increase stacking rate: 95k t/d to 120k t/d
- Targeting 300 mm lbs of copper/annum by 2023e
  - +50 mm lbs/yr of incremental production

Grasberg Mill Recovery Project

- Installing new copper cleaner circuit
- Improved Cu concentrate grades/metal recoveries
- Capital investment: ~$420 mm (~$200 mm in 2022e)
- Targeted completion: 1H24e
- +60 mm lbs/yr & +40K ozs/yr of incremental metal

Atlantic Copper CirCular

- Recycle electronic material
- Capital investment: ~$320 mm (~$70 mm in 2022e)
- Expect to commission in 2024e; full rates in 2025e
- ~$60 mm per annum in incremental EBITDA

Bagdad Expansion

- Early works and equipment: ~$100 mm (~$75 mm in 2023e)

*These discretionary projects and the Indonesia smelter projects will be excluded from the free cash flow calculation for purposes of the performance-based payout framework.

e = estimate. See Cautionary Statement.

27

PT-FI Mine Plan Metal Sales, 2021 – 2026e NOTE: Amounts are projections. Timing of annual sales will depend on a number of factors, including operational performance, timing of shipments, and other factors. FCX's economic interest in PT-FI approximates 81.27% through 2022 and 48.76% thereafter. e = estimate. See Cautionary Statement. 1.3 1.56 1.6 1.65 1.55 1.5 1.3 1.6 1.7 1.6 1.5 1.4 2021 2022e 2023e 2024e 2025e 2026e Cu bn lbs Au mm ozs Total: 7.9 billion lbs copper Annual Average: ~1.6 billion lbs 2022e – 2026e Copper Total: 7.8 million ozs gold Annual Average: ~1.6 million ozs 2022e – 2026e Gold 28

ELECTRIFYING THE FUTURE

Lone Star Update

FREEPORT
FOREMOST IN COPPER

Oxides

2P Reserves: 4.9 billion lbs


75
96
120 (1)
Stacking rate (k t/d)
Original Design 2020 start-up
2021
Incremental Expansion

Low capital intensity investment in additional mining and processing equipment

~200 mm | ~250 mm (2) lbs/annum | ~300 mm

Sulfides

Mineral Potential: ~50 billion lbs (3)

- Success of oxide development advances opportunity for scale
- Design to incorporate combined leach and concentrate facilities – similar to Morenci
- Next steps
  - Ongoing exploration to support metallurgical testing
  - Scoping studies/mine planning scenarios

(1) Initially at 105k t/d with ramp-up to 120k t/d by 2024e.
(2) Excludes historic Safford leach material which currently approximates 25 mm lbs/annum.
(3) Estimated mineral potential includes exploration targets and mineral resources but will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Significant additional evaluation is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurance can be given that estimated mineral potential not included in mineral reserves will become proven and probable mineral reserves.
e = estimate See Cautionary Statement.

29

3D Concept Map of PMR (1) Dependent on no further COVID-19-related disruptions; PT-FI has requested an extension of the timeline for the greenfield smelter from the Indonesian government. (2) Excludes capitalized interest, owner’s costs and commissioning. See Cautionary Statement. PTS Smelter at Gresik Concentrate Storage Smelting Furnaces Electrorefinery Slag ConcentratorAcid Plant Utilities, Effluent treatment Acid Tanks Slag Cooling From/To Jetty, Wharf Final Cathodes Acid To Tanks PMR Slimes Final Slag Overall Smelting Process Indonesia Downstream Processing Activities Precious Metals Refinery (PMR) • To be constructed to process gold and silver from greenfield smelter and PT Smelting • Cost estimate: $250 mm Greenfield Smelter • 1.7 mm mt of annual concentrate capacity • Designed to be world’s largest flash smelter/convertor facility • Advancing groundwork/preparation • Project expected to be completed as soon as feasible in 2024 (1) • Target price: ~$2.8 bn (2) • 30% increase to existing smelter to add 300,000 mt of annual concentrate capacity • Completed commercial arrangements in 4Q21 • Target completion of YE 2023 (1) • Cost estimate: $250 mm PT Smelting Expansion 30

Greenfield Smelter Construction Activity 31

32 $0 $2 $4 $6 $8 2022 2023 2024 2025 2026 2027 Thereafter FCX Debt Maturities as of 3/31/22 (US$ bns) $6.2 4.125%, 4.375%, 5.25%, 4.25%, 4.625%, 5.40% & 5.45% Sr. Notes and FMC Sr. Notes $0.3 $1.0 3.875% Sr. Notes $0.8 4.55% Sr. NotesCV Non-recourse FCX Revolver $ - Senior Notes 8.6 Cerro Verde Term Loan 0.3 PT-FI Term Loan (1) & Other 0.7 Total Debt $ 9.6 Consolidated Cash and Cash Eq. $ 8.3 Undrawn FCX Credit Facility 3.5 Total Liquidity $ 11.8 $ 0.2 at 3/31/22Total Debt & Cash $ 0.4 $ 0.7 NOTE: In April 2022, PT-FI sold $3.0 bn in senior notes. See slide 14 for details. The Notes will be included in FCX’s consolidated debt in subsequent periods. (1) $0.4 bn was available under PT-FI's $1.0 bn, five-year, unsecured bank credit facility. (2) For purposes of this schedule, maturities of uncommitted lines of credit and other short-term lines are included in FCX’s revolver balance, which matures in 2024. (2) 5.00% Sr. Notes & FMC Sr. Notes

ELECTRIFYING THE FUTURE

1Q22 Copper Realization & 2Q22e Guidance

FREEPORT
FOREMOST IN COPPER

1Q22 LME Average Copper Price	$4.53/lb
3-Mo. Fwd Price for Copper at the End of March	$4.71/lb
FCX 1Q22 Consolidated Copper Price Realization	$4.66/lb (Generally, 50/50 weight of qtrly avg and 3-mo forward price at end of period)
FCX 1Q22 Prior Period Open Lb Adj. (aka Provisional Price Adj.)	Revenue/EBITDA: $102 mm Net income: $42 mm Earnings/share: $0.03
2Q22e Open Pound Guidance	• Open lbs priced at $4.71/lb on 3/31/22 • Each $0.05 change in avg copper price in 2Q22 = $15 mm impact to 2022e net income • LME copper settled at $4.63/lb on 4/20/22



NOTE: When the quarter end forward pricing is above the average quarterly spot price, FCX's consolidated quarterly copper realization can be expected to be above the quarterly average spot pricing. Conversely, the quarterly copper realization can be expected to be below the quarterly spot price average if quarter end forward curve pricing is below the quarterly average spot price. Quarterly copper realizations by region may vary from the consolidated average.

e = estimate. See Cautionary Statement.

33

34 Adjusted EBITDA Reconciliation (1) 1Q22 primarily includes net charges for contested matters at PT-FI ($51 mm). The 12 months ended 3/31/2022 also includes adjustments to reclamation liabilities at PT-FI ($340 mm), nonrecurring labor-related charges at Cerro Verde ($92 mm) and net adjustments to environmental obligations ($44 mm). Charges for the 12 months ended 3/31/2022 were partly offset by net credits primarily associated with refunds of Arizona transaction privilege taxes related to purchased electricity ($27 mm) and adjustments to prior-period profit sharing at Cerro Verde ($26 mm). (2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies’ performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently. ($ in mm) 12 mos ended 1Q22 3/31/2022 Net income attributable to common stock $1,527 $5,115 Interest expense, net 127 584 Income tax provision 824 2,681 Depreciation, depletion and amortization 489 2,068 Net gain on sales of assets - (80) Accretion and stock-based compensation 72 184 Other net charges (1) 61 485 Other (income) expense, net (31) 85 Net income attributable to noncontrolling interests 377 1,201 Equity in affiliated companies’ net earnings (15) (23) FCX Adjusted EBITDA (2) $3,431 $12,300